WADDELL & REED ADVISORS FUNDS

Supplement dated May 28, 2009
to the
Advisors Fixed Income and Money Market Funds Prospectus dated January 30, 2009 and as supplemented May 4, 2009

The following disclosure amends the corresponding section of the Prospectus entitled "Distributions and Taxes:"

Beginning mid-June 2009, Waddell & Reed Advisors High Income Fund will change its policy regarding its distribution of net investment income from declared and paid monthly to declared daily and paid monthly.

Dividends that are declared for a particular day are paid to those shareholders of record on the prior business day. However, the dividends that are declared for Saturday and Sunday are paid to those shareholders of record on the preceding Thursday.

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

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